Exhibit 99.2

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. AMERICAN REALTY CAPITAL HEALTHCARE TRUST, INC. M79152-TBD AMERICAN REALTY CAPITAL HEALTHCARE TRUST, INC. 405 PARK AVENUE, 15TH FLOOR NEW YORK, NY 10022 1. To approve the Agreement and Plan of Merger by and among Ventas, Inc., Stripe Sub, LLC, Stripe OP, LP, American Realty Capital Healthcare Trust, Inc. (HCT) and American Realty Capital Healthcare Trust Operating Partnership, L.P., dated as of June 1, 2014, as it may be amended from time to time (the Merger Agreement), the merger and the other transactions contemplated by the Merger Agreement; 2. To approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to named executive officers of HCT in connection with the merger, as discussed in the Proxy Statement/Prospectus in the table entitled "Golden Parachute Compensation," including the associated narrative disclosure and footnotes. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. ! ! ! ! ! ! The Board of Directors recommends you vote FOR proposals 1 and 2. For Against Abstain Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign, If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

AMERICAN REALTY CAPITAL HEALTHCARE TRUST, INC. Special Meeting of Stockholders Date TBD ( ) p.m. This proxy is solicited by the Board of Directors The undersigned hereby appoints Edward M. Weil, Jr. and James A. Tanaka, or one of them, and each of them, with full power of substitution, to act as attorney-in-fact and proxy for the undersigned to attend the Special Meeting of Stockholders of American Realty Capital Healthcare Trust, Inc. (the "Company") to be held at ( ), located at ( ), at ( ) p.m. (local time) on (    ), and any adjournments of postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Special Meeting and otherwise to represent the undersigned at the Special Meeting with all powers possessed by the undersigned if personally present at the Special Meeting. The undersigned acknowledges receipt from the Company prior to the execution of the proxy a Notice of Special Meeting of Stockholders and a Proxy Statement/Prospectus, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Special Meeting. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED HEREIN. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" PROPOSALS 1 AND 2. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter, including a motion to adjourn or postpone the Special Meeting to another time and/or place for the purpose of soliciting additional proxies that may properly come before the Special Meeting or any adjournment or postponement thereof. At the present time, the Board of Directors knows of no other business to be presented at the Special Meeting. Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement/Prospectus and Stockholder Letter are available at www.proxyvote.com. Continued and to be signed on reverse side M79153-TBD